PURCHASE AGREEMENT FOR FEE SIMPLE UNDIVIDED INTEREST AND
                         ASSIGNMENT
                             OF
                     NET LEASE AGREEMENT

      THIS ASSIGNMENT made and entered into this 28th day of December, 1998, by and between AEI REAL ESTATE FUND XVIII LIMITED PARTNERSHIP, a Minnesota Limited Partnership, ("Assignor") and AEI NET LEASE INCOME & GROWTH FUND XIX LIMITED PARTNERSHIP, a Minnesota limited partnership, ("Assignee");

     WITNESSETH, that:

      WHEREAS, on the 28th day of December, 1998, Assignor entered into Commitment, Net Lease Agreement, ("the Agreements") for that certain property located at 6959 East Broad Street, Columbus, OH (the "Property") with Tumbleweed, LLC, as Seller/Lessee; and

      WHEREAS, Assignor desires to assign an undivided interest of its rights, title and interest in, to and under the Agreement and as to the fee simple interest in the Leased Premises to the Assignees as hereinafter provided;

     AEI NET LEASE INCOME & GROWTH FUND XIX
     LIMITED PARTNERSHIP                          60.00%
     undivided interest as tenant in common

      NOW, THEREFORE, for One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed between the parties as follows:

     1. Assignor maintains as tenant in common a forty percent (40.00%) right, title and interest in, to and under the Agreements and in the fee simple interest in the Leased Premises, to have and to hold the same unto its successors and assigns;

     2. Assignor assigns all of its rights, title and interest in, to and under the Agreements and in the fee simple interest in the Leased Premises to the Assignee as noted above, to have and to hold the same unto the Assignee, its successors and assigns;

     3. Assignee hereby assumes all rights, promises, covenants, conditions and obligations under the Agreements to be performed by the Assignor thereunder, and agrees to be bound for all of the obligations of Assignor under the Agreements from this day forward.


     4.     The   Purchase  Price  paid  by  the   Assignees
     designated herein is equal to the prorata share of the amounts funded as of the date of this Agreement.

All other terms and conditions of the Agreements shall remain unchanged and continue in full force and effect.

AEI REAL ESTATE FUND XVIII LIMITED PARTNERSHIP
("Assignor")

BY:  AEI FUND MANAGEMENT XVIII, INC.


By: /s/ Robert P Johnson
        Robert P. Johnson, its President


AEI NET LEASE INCOME & GROWTH FUND XIX
LIMITED PARTNERSHIP ("Assignee")

BY: AEI FUND MANAGEMENT XIX, INC.


By: /s/ Robert P Johnson
        Robert P. Johnson, its President